UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-169258	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois		60061
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

On June 22, 2011, the Audit Committee of the Board of Managers of CDW Holdings LLC (the “Audit Committee”) approved the dismissal of PricewaterhouseCoopers LLP (“PWC”) as independent registered public accounting firm for CDW Corporation (“CDW”), a wholly owned subsidiary of CDW Holdings LLC.

The reports of PWC on CDW’s consolidated financial statements for the fiscal years ended December 31, 2009 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During CDW’s fiscal years ended December 31, 2009 and 2010 and through June 22, 2011, there have been no “disagreements” (as such term is described in Item 304(a)(1)(iv) of Regulation S-K) with PWC on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused PWC to make reference thereto in their reports on the consolidated financial statements for such years.

During the two most recent fiscal years and through June 22, 2011, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

CDW provided PWC with a copy of the foregoing disclosures and requested that PWC furnish CDW with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PWC’s letter dated June 28, 2011 is attached as Exhibit 16.1 hereto.

(b) New independent registered public accounting firm

On June 22, 2011, following a competitive process undertaken by the Audit Committee in accordance with the Audit Committee’s policy to review the appointment of CDW’s independent registered public accounting firm every five years, the Audit Committee approved the appointment of Ernst & Young LLP (“E&Y”), effective June 22, 2011, as CDW’s independent registered public accounting firm for the fiscal year ending December 31, 2011. On June 22, 2011, E&Y accepted the engagement.

During CDW’s fiscal years ended December 31, 2009 and 2010 and through June 22, 2011, CDW has not consulted E&Y regarding (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on CDW’s financial statements, or (2) any matter that was either the subject of a “disagreement” (as such term is described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” with PWC (as such term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP dated as of June 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: June 28, 2011	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP dated as of June 28, 2011.